UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    July 30, 2021

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2021, Avnet, Inc. (the “Company”) and Avnet Receivables Corporation, a wholly owned subsidiary of the Company (“ARC”), entered into Amendment No. 3 to the Fourth Amended and Restated Receivables Purchase Agreement, dated August 16, 2018, as amended, with Wells Fargo Bank, N.A., as agent, and the financial institutions and companies party thereto (the “RPA Amendment”), relating to the Company’s trade accounts receivable securitization program (the “Securitization Program”), which was due to expire on July 30, 2021. Under the terms of the RPA Amendment, the term of the Securitization Program was extended to August 31, 2021. The other provisions of the Securitization Program remain unchanged. The Company and ARC expect to renew the Securitization Program on or prior to the extended expiration date, and the Company and ARC expect the renewal to be on substantially similar terms to those of the existing Securitization Program.

The description of the RPA Amendment set forth above is only a summary of its material terms and does not purport to be complete, and is qualified in its entirety by reference to the full and complete terms contained in the RPA Amendment. Some or all of the parties to the RPA Amendment, or their affiliates, have in the past provided investment or commercial banking services to the Company and its affiliates for which they received customary fees and expenses and they may provide similar services in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required hereunder is provided under Item 1.01 above relating to the Securitization Program and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021	AVNET, INC.

	By:	/s/ Thomas Liguori
Name: Thomas Liguori
Title: Chief Financial Officer